Archer Investment Series Trust

Supplement dated October 13, 2020

to the

Statement of Additional Information (“SAI”)

dated December 27, 2019

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This Supplement to the Statement of Additional Information (“SAI”) for Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, and Archer Dividend Growth Fund, (collectively, the “Funds”), each a series of Archer Investment Series Trust (the “Trust”), dated October 13, 2020, updates certain information found in the SAI of the Funds dated December 27, 2019, as amended through October 13, 2020.  The purpose of this supplement is to correct a typographical error as the advisory fee was erroneously listed as 0.75% instead of 0.50% for the Archer Balanced Fund, Archer Stock Fund, and Archer Dividend Growth Fund. This supplement also corrects the date of which the contractual agreement in which the Adviser has agreed to waive its fees and/or reimburse certain Fund operating expenses was in effect through, erroneously listed as December 31, 2019 instead of December 31, 2023.  To reflect the impact of the foregoing error, the second paragraph of the section entitled “Investment Advisor” on page 20 of the SAI is amended and restated as follows:

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Funds’ investments subject to approval of the Board of Trustees. As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.50%, 0.50%, 0.50% and 0.50% of the average daily net assets of the Balanced Fund, Income Fund, Stock Fund, and Dividend Growth Fund, respectively.  The Advisor contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed, 1.20% of its average daily net assets as to the Archer Balanced Fund, 0.96% of its average daily net assets as to the Archer Income Fund, 1.23% of its average daily net assets as to the Archer Stock Fund, and 0.98% of its daily net assets as to the Archer Dividend Growth Fund.  The contractual agreement is in effect through December 31, 2023.  The waiver or reimbursement by the advisor is subject to repayment by the Fund within the three (3) fiscal years following the fiscal year in which the particular waiver or expense was incurred; provided that the current year’s expense ratio is less than the prior year contractual expense cap that was in place when such prior year expenses were waived.

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Funds’ Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at 1-800-494-2755.

Investors should retain this supplement for future reference.